UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2003

CRESCENT BANKING COMPANY

(Exact Name of Registrant as Specified in Charter)

Georgia	0-20251	58-1968323
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

251 Highway 515, Jasper, Georgia 30143

(Address of Principal Executive Offices, including Zip Code)

(706) 692-2424

(Registrant’s Telephone Number, including Area Code)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 10, 2003.

Item 12. Results of Operations and Financial Condition.

On November 10, 2003, Crescent Banking Company issued the press release attached as Exhibit 99.1 with this Current Report on Form 8-K.

The information, including the exhibits attached hereto, in this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Securities Exchange Act of 1934, as amended, except as otherwise expressly stated in any such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT BANKING COMPANY

/s/ J. Donald Boggus, Jr.

J. Donald Boggus, Jr. President and Chief Executive Officer

Date:	March 25, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated November 10, 2003.